                                                                      Exhibit 24





                            RUBBERMAID INCORPORATED





                               POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registering of Common Shares previously issued by Rubbermaid Incorporated to the shareholders of Empire Brushes, Inc. and National Brush Company and the owners of the real estate occupied by Empire Brushes, Inc. in Robersonville and Greenville, North Carolina, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and alI applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


       IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of July 18th, 1994.



                                                   /s/ Tom H. Barrett
                                                   -------------------------

                                                                      Exhibit 24





                            RUBBERMAID INCORPORATED





                               POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registering of Common Shares previously issued by Rubbermaid Incorporated to the shareholders of Empire Brushes, Inc. and National Brush Company and the owners of the real estate occupied by Empire Brushes, Inc. in Robersonville and Greenville, North Carolina, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.


       IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of July 18th, 1994.



                                              /s/ Zoe Coulson
                                              --------------------------

                                                                      Exhibit 24





                            RUBBERMAID INCORPORATED





                               POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registering of Common Shares previously issued by Rubbermaid Incorporated to the shareholders of Empire Brushes, Inc. and National Brush Company and the owners of the real estate occupied by Empire Brushes, Inc. in Robersonvilie and Greenville, North Carolina, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

       IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of July 18th, 1994.



                                               /s/ Robert O. Ebert
                                               ------------------------

                                                                      Exhibit 24





                            RUBBERMAID INCORPORATED





                               POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registering of Common Shares previously issued by Rubbermaid Incorporated to the shareholders of Empire Brushes, Inc. and National Brush Company and the owners of the reai estate occupied by Empire Brushes, Inc. in Robersonville and GreenvilIe, North Carolina, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, piace, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

       IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of July 18th, 1994.



                                               /s/ Stanley C. Gault
                                               ------------------------

                                                        EXHIBIT 24




                            RUBBERMAID INCORPORATED





                               POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registering of Common Shares previously issued by Rubbermaid Incorporated to the shareholders of Empire Brushes, Inc. and National Brush Company and the owners of the real estate occupied by Empire Brushes, Inc. in Robersonville and Greenville, North Carolina, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

       IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of July 15th, 1994.




                                              /s/ Robert M. Gerrity
                                              ------------------------------

                                                                      Exhibit 24





                            RUBBERMAID INCORPORATED





                               POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registering of Common Shares previously issued by Rubbermaid Incorporated to the shareholders of Empire Brushes, Inc. and National Brush Company and the owners of the real estate occupied by Empire Brushes, Inc. in Robersonville and Greenville, North Carolina, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

       IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of July 18th, 1994.




                                               /s/ Karen N.  Horn
                                               ------------------------------

                                                                      Exhibit 24





                            RUBBERMAID INCORPORATED





                               POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registering of Common Shares previously issued by Rubbermaid Incorporated to the shareholders of Empire Brushes, Inc. and National Brush Company and the owners of the real estate occupied by Empire Brushes, Inc. in Robersonviile and Greenville, North Carolina, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

       IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of July 18th, 1994.




                                             /s/ William D. Marohn
                                             ------------------------------

                                                                      Exhibit 24





                            RUBBERMAID INCORPORATED





                               POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registering of Common Shares previously issued by Rubbermaid Incorporated to the shareholders of Empire Brushes, Inc. and National Brush Company and the owners of the real estate occupied by Empire Brushes, Inc. in Robersonville and Greenville, North Carolina, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

       IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of July 15th, 1994.



                                                 /s/ Jan Nicholson
                                                 -----------------------

                                                                      Exhibit 24





                            RUBBERMAID INCORPORATED





                               POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registering of Common Shares previously issued by Rubbermaid Incorporated to the shareholders of Empire Brushes, Inc. and National Brush Company and the owners of the real estate occupied by Empire Brushes, Inc. in Robersonville and Greenville, North Carolina, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

       IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of July 15th, 1994.



                                              /s/ Steven A.  Minter
                                              ---------------------------

                                                                Exhibit 24




                            RUBBERMAID INCORPORATED





                               POWER OF ATTORNEY



        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registering of Common Shares previously issued by Rubbermaid Incorporated to the shareholders of Empire Brushes, Inc. and National Brush Company and the owners of the real estate occupied by Empire Brushes, Inc. in Robersonville and Greenville, North Carolina, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitutes.

         IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of July 20th, 1994.



                                     /s/ Paul G. Schloemer
                                     ---------------------------------------